                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of PENTON MEDIA, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Thomas L. Kemp, Daniel J. Ramella and Preston L. Vice, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 one or more registration statement(s) on Form S-4 relating to the registration of the Company's debt securities with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                   Executed as of this 26th day of June 2002.

/s/ Thomas L. Kemp                             /s/ Peni A. Garber
-----------------------                        ------------------------               ------------------------
Thomas L. Kemp                                 Peni A. Garber                         Daniel J. Ramella
Chief Executive Officer & Director             Director                               Director
(Principal Executive Officer)

                                               /s/ R. Douglas Greene                  /s/ Edward J. Schwartz
------------------------                       ------------------------               ------------------------
Preston L. Vice                                R. Douglas Greene                      Edward J. Schwartz
Interim Chief Financial Officer                Director                               Director
(Principal Financial Officer)

/s/ Jocelyn A. Bradford                        /s/ King W. Harris                     /s/ Hannah C. Stone
------------------------                       ------------------------               ------------------------
Jocelyn A. Bradford                            King W. Harris                         Hannah C. Stone
Vice President & Controller                    Director                               Director
(Principal Accounting Officer)

/s/ Paul W. Brown                                                                     /s/ William B. Summers
------------------------                       ------------------------               ------------------------
Paul W. Brown                                  John J. Meehan                         William B. Summers
Director                                       Director                               Director

/s/ Daniel C. Budde
------------------------                       ------------------------
Daniel C. Budde                                David B. Nussbaum
Director                                       Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of STARDUST.COM, a California corporation (the "Company"), hereby constitutes and appoints Thomas L. Kemp, Daniel J. Ramella and Preston L. Vice, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 one or more registration statement(s) on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Penton Media, Inc. with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                   Executed as of this 26th day of June 2002.

/s/ Carl Pugh                               /s/ Preston L. Vice                       /s/ Thomas L. Kemp
----------------------------                -------------------------------           -----------------------
Carl Pugh                                   Preston L. Vice                           Thomas L. Kemp
President and Director                      Interim Chief Financial Officer           Director
(Principal Executive Officer)               (Principal Financial Officer)

/s/ David B. Nussbaum                       /s/ Daniel J. Ramella
---------------------                       ---------------------
David B. Nussbaum                           Daniel J. Ramella
Director                                    Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of PTS DELAWARE, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Thomas L. Kemp, Daniel J. Ramella and Preston L. Vice, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 one or more registration statement(s) on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Penton Media, Inc. with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                   Executed as of this 26th day of June 2002.

/s/ Daniel J. Ramella                          /s/ Preston L. Vice
------------------------------                 ------------------------------
Daniel J. Ramella                              Preston L. Vice
President and Director                         Interim Financial Officer
(Principal Executive Officer)                  (Principal Financial Officer)

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of INTERNET WORLD MEDIA, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Thomas L. Kemp, Daniel J. Ramella and Preston L. Vice, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 one or more registration statement(s) on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Penton Media, Inc. with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                   Executed as of this 26th day of June 2002.

/s/ Thomas L. Kemp                             /s/ Preston L. Vice                    /s/ Daniel J. Ramella
------------------------------                 -----------------------------------    --------------------------
Thomas L. Kemp                                 Preston L. Vice                        Daniel J. Ramella
President and Director                         Interim Chief Financial                Director
(Principal Executive Officer)                  Officer and Director
                                               (Principal Financial Officer)

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of STREAMING MEDIA, INC., a California corporation (the "Company"), hereby constitutes and appoints Thomas L. Kemp, Daniel J. Ramella and Preston L. Vice, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 one or more registration statement(s) on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Penton Media, Inc. with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                   Executed as of this 26th day of June 2002.

/s/ David B. Nussbaum                          /s/ Preston L. Vice
-------------------------------                --------------------------------
David B. Nussbaum                              Preston L. Vice
President and Director                         Interim Chief Financial Officer
(Principal Executive Officer)                  (Principal Financial Officer)

/s/ Thomas L. Kemp                             /s/ Daniel J. Ramella
-------------------------------                --------------------------------
Thomas L. Kemp                                 Daniel J. Ramella
Director                                       Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of TECH CONFERENCES, INC., a Connecticut corporation (the "Company"), hereby constitutes and appoints Thomas L. Kemp, Daniel J. Ramella and Preston L. Vice, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 one or more registration statement(s) on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Penton Media, Inc. with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                   Executed as of this 26th day of June 2002.

/s/ Shirley Brothers                         /s/ Preston L. Vice                      /s/ Thomas L. Kemp
-------------------------------              -------------------------------          ------------------
Shirley Brothers                             Preston L. Vice                          Thomas L. Kemp
President                                    Interim Chief Financial Officer          Director
(Principal Executive Officer)                (Principal Financial Officer)

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of HEALTHWELL.COM, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Thomas L. Kemp, Daniel J. Ramella and Preston L. Vice, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 one or more registration statement(s) on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Penton Media, Inc. with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                   Executed as of this 26th day of June 2002.

/s/ Darrell C. Denny                       /s/ Preston L. Vice                        /s/ Thomas L. Kemp
-----------------------------              -------------------------------            ------------------------
Darrell C. Denny                           Preston L. Vice                            Thomas L. Kemp
President                                  Interim Chief Financial Officer            Director
(Principal Executive Officer)              (Principal Financial Officer)

/s/ David B. Nussbaum                      /s/ Daniel J. Ramella
------------------------------             -------------------------------
David B. Nussbaum                          Daniel J. Ramella
Director                                   Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of DONOHUE MEEHAN PUBLISHING COMPANY, an Illinois corporation (the "Company"), hereby constitutes and appoints Thomas L. Kemp, Daniel J. Ramella and Preston L. Vice, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 one or more registration statement(s) on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Penton Media, Inc. with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                   Executed as of this 26th day of June 2002.

/s/ William C. Donohue                      /s/ Preston L. Vice                       /s/ Thomas L. Kemp
------------------------------              -------------------------------           -----------------------
William C. Donohue                          Preston L. Vice                           Thomas L. Kemp
President and Director                      Interim Chief Financial Officer           Director
(Principal Executive Officer)               (Principal Financial Officer)

/s/ Daniel J. Ramella                       /s/ John J. Meehan
------------------------------              -------------------------------
Daniel J. Ramella                           John J. Meehan
Director                                    Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of DUKE INVESTMENTS, INC., a Colorado corporation (the "Company"), hereby constitutes and appoints Thomas L. Kemp, Daniel J. Ramella and Preston L. Vice, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 one or more registration statement(s) on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Penton Media, Inc. with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                   Executed as of this 26th day of June 2002.

/s/ David B. Nussbaum                       /s/ Preston L. Vice                       /s/ Thomas L. Kemp
--------------------------------            -------------------------------           -----------------------
David B. Nussbaum                           Preston L. Vice                           Thomas L. Kemp
President and Director                      Interim Chief Financial Officer           Director
(Principal Executive Officer)               (Principal Financial Officer)

/s/ Daniel J. Ramella
--------------------------------
Daniel J. Ramella
Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of DUKE COMMUNICATIONS INTERNATIONAL, INC., a Colorado corporation (the "Company"), hereby constitutes and appoints Thomas L. Kemp, Daniel J. Ramella and Preston L. Vice, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 one or more registration statement(s) on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Penton Media, Inc. with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                   Executed as of this 26th day of June 2002.

/s/ Mark Smith                               /s/ Preston L. Vice                      /s/ Thomas L. Kemp
-----------------------------                -------------------------------          -----------------------
Mark Smith                                   Preston L. Vice                          Thomas L. Kemp
President                                    Interim Chief Financial Officer          Director
(Principal Executive Officer)                (Principal Financial Officer)

/s/ Daniel J. Ramella                        /s/ David B. Nussbaum
------------------------------               -------------------------------
Daniel J. Ramella                            David B. Nussbaum
Director                                     Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of ONE, INC., a Colorado corporation (the "Company"), hereby constitutes and appoints Thomas L. Kemp, Daniel J. Ramella and Preston L. Vice, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 one or more registration statement(s) on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Penton Media, Inc. with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                   Executed as of this 26th day of June 2002.

/s/ Thomas L. Kemp                             /s/ Preston L. Vice                      /s/ Daniel J. Ramella
------------------------------                 ----------------------------------       ---------------------
Thomas L. Kemp                                 Preston L. Vice                          Daniel J. Ramella
President and Director                         Interim Chief Financial Officer and      Director
(Principal Executive Officer)                  Director
                                               (Principal Financial Officer)

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of BOARDWATCH, INCORPORATED, a Colorado corporation (the "Company"), hereby constitutes and appoints Thomas L. Kemp, Daniel J. Ramella and Preston L. Vice, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 one or more registration statement(s) on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Penton Media, Inc. with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                   Executed as of this 26th day of June 2002.

/s/ Thomas L. Kemp                             /s/ Preston L. Vice                       /s/ Daniel J. Ramella
------------------------------                 -----------------------------------       ---------------------
Thomas L. Kemp                                 Preston L. Vice                           Daniel J. Ramella
President and Director                         Interim Chief Financial Officer and       Director
(Principal Executive Officer)                  Director
                                               (Principal Financial Officer)

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of PENTON INTERNET, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Thomas L. Kemp, Daniel J. Ramella and Preston L. Vice, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 one or more registration statement(s) on Form S-4 relating to the registration of the Company's guarantee of the debt securities of Penton Media, Inc. with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                   Executed as of this 26th day of June 2002.

/s/ Thomas L. Kemp                             /s/ Preston L. Vice                    /s/ Daniel J. Ramella
------------------------------                 -------------------------------        ---------------------
Thomas L. Kemp                                 Preston L. Vice                        Daniel J. Ramella
President & Director                           Interim Chief Financial Officer        Director
(Principal Executive Officer)                  (Principal Financial Officer)